UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2008

TOUSA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida		33021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-364-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On January 29, 2008, TOUSA, Inc. and certain of its subsidiaries (excluding its financial services subsidiaries and joint ventures) (the "Debtors") filed voluntary petitions for reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida, Fort Lauderdale Division (the "Bankruptcy Court"). The Chapter 11 cases have been consolidated solely on an administrative basis and are pending as Case No. 08-10928-JKO.

On October 13, 2008, the Debtors filed with the Bankruptcy Court (a) a Joint Plan of TOUSA, Inc. and its Affiliated Debtors and Debtors in Possession Under Chapter 11 of the Bankruptcy Code (the "Plan") and (b) a Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code relating to the Plan (the "Disclosure Statement"). On October 24, 2008, the Debtors filed supplements (including projected financial information) with the Bankruptcy Court. Copies of the Plan and Disclosure Statement and the supplements, as filed with the Bankruptcy Court, are available at http://www.tousa.com/reorg.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court. The Plan is subject to change. There is no assurance that the Plan or any amended version thereof will be confirmed by the Bankruptcy Court.

Additional information regarding the Debtors’ Chapter 11 Cases is available on the internet at www.tousadocket.com. Court filings (including the Disclosure Statement and exhibits thereto) and claims information are available at www.kccllc.net/tousa.

Forward-looking information

The documents referred to herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of TOUSA, Inc. (the “Company”) and its management. Any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to: (i) the Company's ability to continue as a going concern; (ii) the ability of the Company to operate pursuant to the terms of its cash collateral arrangement with its secured lenders; (iii) the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding; (iv) the ability of the Company to develop, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; (v) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (vi) the ability of the Company to obtain and maintain normal terms with vendors and service providers; (vii) the Company's ability to maintain contracts that are critical to its operations; (viii) the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; (ix) the ability of the Company to fund and execute its business plan; (x) the ability of the Company to attract, motivate and/or retain key executives and employees; (xi) the ability of the Company to attract and retain customers and (xii) other risks and factors regarding the Company and the home building industry identified from time-to-time in the Company's reports filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2007, which can be found on the Company's website at www.tousa.com. All information set forth herein and the documents referred to herein is as of the respective dates of the documents in which such information is contained, and the Company undertakes no duty to update this information including the cash flow analysis which is subject to numerous variables beyond the Company’s control.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUSA, Inc.

October 27, 2008	By:	/s/ Angela Valdes

Name: Angela Valdes
Title: Vice-President and Chief Accounting Officer